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                                  AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                                             CERTIFICATE OF CORRECTION
                                             TO ARTICLES SUPPLEMENTARY

         AMERICAN  AMERICAN  CENTURY  QUANTITATIVE  EQUITY  FUNDS,  INC., a Maryland  corporation  whose  principal
Maryland office is located in Baltimore,  Maryland (the  "Corporation"),  hereby  certifies to the State Department of Assessments and Taxation of Maryland that:

         1.  This  Certificate  of  Correction  is filed to  correct  a  typographical  error in the  Corporation's
Articles Supplementary.

         2.   Said Articles Supplementary were filed by the Corporation on August 28, 2006.

         3.   Article EIGHTH and Article NINTH requiring correction as previously filed are as follows:

                  EIGHTH:  Pursuant to authority  expressly  vested in the Board of Directors by Article  FIFTH and
Article  SEVENTH of the Articles of  Incorporation  of the  Corporation,  the Board of Directors of the Corporation
has  allocated  Three Billion  (3,000,000,000)  shares of the Three  Billion  (3,000,000,000)  shares of authorized capital stock of the Corporation among the ten (10) Series of stock of the Corporation as follows:

     Series                                         Number of Shares             Aggregate Par Value
     Global Gold Fund                                           260,000,000                  $ 2,600,000
     Income & Growth Fund                                       680,000,000                  $ 6,800,000
     Equity Growth Fund                                         470,000,000                  $ 4,700,000
     Utilities Fund                                             110,000,000                  $ 1,100,000
     Disciplined Growth Fund                                    130,000,000                  $ 1,300,000
     Long-Short Equity Fund                                     250,000,000                  $ 2,500,000
     Small Company Fund                                         810,000,000                  $ 8,100,000
     NT Equity Growth Fund                                       50,000,000                   $  500,000
     NT Small Company Fund                                      500,000,000                   $  500,000
     International Core Fund                                    190,000,000                  $ 1,900,000

         NINTH:  Pursuant to authority  expressly  vested in the Board of  Directors  by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established
Classes for each Series of the capital stock of the  Corporation  and (b) has allocated  shares  designated to each
Series in Article  EIGHTH  above  among the  Classes of shares.  As a result of the  Reallocation,  the  Classes of shares of the ten (10)  Series of stock of the  Corporation  and the  number of shares and  aggregate  par value of each is as follows:




                                                                   Number of Shares
                                                                     as Allocated         Aggregate
     Series Name                             Class Name                                   Par Value
     Global Gold Fund                        Investor                    250,000,000          $2,500,000
                                             Advisor                      10,000,000             100,000
     Income & Growth Fund                    Investor                    400,000,000          $4,000,000
                                             Institutional                60,000,000             600,000
                                             Advisor                     200,000,000           2,000,000
                                             C                            10,000,000             100,000
                                             R                            10,000,000             100,000
     Equity Growth Fund                      Investor                    300,000,000          $3,000,000
                                             Institutional               100,000,000           1,000,000
                                             Advisor                      50,000,000             500,000
                                             C                            10,000,000             100,000
                                             R                            10,000,000             100,000
     Utilities Fund                          Investor                    100,000,000          $1,000,000
                                             Advisor                      10,000,000             100,000
     Disciplined Growth Fund                 Investor                    100,000,000          $1,000,000
                                             Institutional                10,000,000             100,000
                                             Advisor                      10,000,000             100,000
                                             R                            10,000,000             100,000
     Long-Short Equity Fund                  Investor                    100,000,000          $1,000,000
                                             Institutional                50,000,000             500,000
                                             Advisor                      60,000,000             600,000
                                             R                            10,000,000             100,000
                                             A                            10,000,000             100,000
                                             B                            10,000,000             100,000
                                             C                            10,000,000             100,000
     Small Company Fund                      Investor                    400,000,000          $4,000,000
                                             Institutional               200,000,000           2,000,000
                                             Advisor                     200,000,000           2,000,000
                                             R                            10,000,000             100,000
     NT Equity Growth Fund                   Institutional                50,000,000            $500,000
     NT Small Company Fund                   Institutional                50,000,000            $500,000
     International Core Fund                 Investor                    100,000,000          $1,000,000
                                             Institutional                50,000,000             500,000
                                             A                            10,000,000             100,000
                                             B                            10,000,000             100,000
                                             C                            10,000,000             100,000
                                             R                            10,000,000             100,000


4.         The above  Article  EIGHTH and Article  NINTH are hereby  amended by deleting  the text thereof in their entirety and inserting in lieu therefor the following:

                  EIGHTH:  Pursuant to authority  expressly  vested in the Board of Directors by Article  FIFTH and
Article  SEVENTH of the Articles of  Incorporation  of the  Corporation,  the Board of Directors of the Corporation
has  allocated  Three Billion  (3,000,000,000)  shares of the Three  Billion  (3,000,000,000)  shares of authorized capital stock of the Corporation among the ten (10) Series of stock of the Corporation as follows:

     Series                                         Number of Shares             Aggregate Par Value
     Global Gold Fund                                           260,000,000                  $ 2,600,000
     Income & Growth Fund                                       680,000,000                  $ 6,800,000
     Equity Growth Fund                                         470,000,000                  $ 4,700,000
     Utilities Fund                                             110,000,000                  $ 1,100,000
     Disciplined Growth Fund                                    130,000,000                  $ 1,300,000
     Long-Short Equity Fund                                     250,000,000                  $ 2,500,000
     Small Company Fund                                         810,000,000                  $ 8,100,000
     NT Equity Growth Fund                                       50,000,000                   $  500,000
     NT Small Company Fund                                       50,000,000                   $  500,000
     International Core Equity Fund                             190,000,000                  $ 1,900,000

         NINTH:  Pursuant to authority  expressly  vested in the Board of  Directors  by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established
Classes for each Series of the capital stock of the  Corporation  and (b) has allocated  shares  designated to each
Series in Article  EIGHTH  above  among the  Classes of shares.  As a result of the  Reallocation,  the  Classes of shares of the ten (10)  Series of stock of the  Corporation  and the  number of shares and  aggregate  par value of each is as follows:



                                                                   Number of Shares
                                                                     as Allocated         Aggregate
     Series Name                              Class Name                                  Par Value
     Global Gold Fund                         Investor                   250,000,000          $2,500,000
                                              Advisor                     10,000,000             100,000
     Income & Growth Fund                     Investor                   400,000,000          $4,000,000
                                              Institutional               60,000,000             600,000
                                              Advisor                    200,000,000           2,000,000
                                              C                           10,000,000             100,000
                                              R                           10,000,000             100,000
     Equity Growth Fund                       Investor                   300,000,000          $3,000,000
                                              Institutional              100,000,000           1,000,000
                                              Advisor                     50,000,000             500,000
                                              C                           10,000,000             100,000
                                              R                           10,000,000             100,000
     Utilities Fund                           Investor                   100,000,000          $1,000,000
                                              Advisor                     10,000,000             100,000





                                                                   Number of Shares
                                                                     as Allocated         Aggregate
     Series Name                              Class Name                                  Par Value
     Disciplined Growth Fund                  Investor                   100,000,000          $1,000,000
                                              Institutional               10,000,000             100,000
                                              Advisor                     10,000,000             100,000
                                              R                           10,000,000             100,000
     Long-Short Equity Fund                   Investor                   100,000,000          $1,000,000
                                              Institutional               50,000,000             500,000
                                              Advisor                     60,000,000             600,000
                                              R                           10,000,000             100,000
                                              A                           10,000,000             100,000
                                              B                           10,000,000             100,000
                                              C                           10,000,000             100,000
     Small Company Fund                       Investor                   400,000,000          $4,000,000
                                              Institutional              200,000,000           2,000,000
                                              Advisor                    200,000,000           2,000,000
                                              R                           10,000,000             100,000
     NT Equity Growth Fund                    Institutional               50,000,000            $500,000
     NT Small Company Fund                    Institutional               50,000,000            $500,000
     International Core Equity Fund           Investor                   100,000,000          $1,000,000
                                              Institutional               50,000,000             500,000
                                              A                           10,000,000             100,000
                                              B                           10,000,000             100,000
                                              C                           10,000,000             100,000
                                              R                           10,000,000             100,000



         IN WITNESS WHEREOF, AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC. has caused this Certificate of Correction to the
Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Secretary on this 10th day of November, 2006.

                                                     AMERICAN CENTURY QUANTITATIVE
                                                       EQUITY FUNDS, INC.

ATTEST:

/s/ Otis H. Cowan                           /s/ David H. Reinmiller
Name:  Otis H. Cowan                        Name:   David H. Reinmiller
Title:   Assistant Secretary                        Title:      Vice President


         THE  UNDERSIGNED  Vice  President of AMERICAN  CENTURY  QUANTITATIVE  EQUITY FUNDS,  INC., who executed on behalf of said  Corporation the foregoing  Certificate of Correction to the Articles  Supplementary to the Charter,
of which this certificate is made a part,  hereby  acknowledges,  in the name of and on behalf of said Corporation, the foregoing  Certificate  of Correction to the Articles  Supplementary  to the Charter to be the corporate act of said  Corporation,  and further certifies that, to the best of his knowledge,  information and belief,  the matters and facts set forth  therein  with  respect to the approval  thereof are true in all  material  respects  under the penalties of perjury.


Dated: November 10, 2006                              /s/ David H. Reinmiller
                                                          David H. Reinmiller

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